                               POWER OF ATTORNEY

 KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A. NIXON, MALLARY L. REZNIK and MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which FIRST SUNAMERICA LIFE INSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

--------------------------------------------------------------------------------
REGISTRANT NAME                                     FILE NO.
--------------------------------------------------------------------------------
FS Variable Separate Account                        033-85014 /  811-08810
                                                    333-101487 / 811-08810
                                                    333-45946 / 811-08810
                                                    333-102137 / 811-08810
                                                    333-128124 / 811-08810
                                                    333-143999/  811-08810
                                                    333-146491/  811-08810
                                                    333-146429/  811-08810
                                                    333-146434/  811-08810
                                                    333-146433/  811-08810
                                                    333-147008/  811-08810
--------------------------------------------------------------------------------
FS Variable Annuity Account One                     033-39888 / 811-06313
--------------------------------------------------------------------------------
FS Variable Annuity Account Two                     033-81470 / 811-08624
--------------------------------------------------------------------------------
FS Variable Annuity Account Five                    333-118218 / 811-08369
                                                    333-116026 / 811-08369
                                                    333-146455/  811-08369
                                                    333-146452/  811-08369
                                                    333-147681/  811-08369
--------------------------------------------------------------------------------
FS Variable Annuity Account Nine                    333-118225 / 811-21230
--------------------------------------------------------------------------------


/S/ JAY S. WINTROB                              Chief Executive Officer, President            April 25, 2008
---------------------------------------------               & Director
JAY S. WINTROB                                    (Principal Executive Officer)

/S/ BRUCE R. ABRAMS                                          Director                         April 25, 2008
---------------------------------------------
BRUCE R. ABRAMS

/S/ M. BERNARD AIDINOFF                                      Director                         April 25, 2008
---------------------------------------------
M. BERNARD AIDINOFF

/S/ MICHAEL J. AKERS                                         Director                         April 25, 2008
---------------------------------------------
MICHAEL J. AKERS

/S/ PATRICK J. FOLEY                                         Director                         April 25, 2008
---------------------------------------------
PATRICK J. FOLEY

/S/ CECIL C. GAMWELL III                                     Director                         April 25, 2008
---------------------------------------------
CECIL C. GAMWELL III

/S/ N. SCOTT GILLIS                                   Senior Vice President,                  April 25, 2008
---------------------------------------------       Chief Financial Officer &
N. SCOTT GILLIS                                              Director
                                                  (Principal Financial Officer)

/S/ JANA W. GREER                                            Director                         April 25, 2008
---------------------------------------------
JANA W. GREER

/S/ JACK R. HARNES                                           Director                         April 25, 2008
---------------------------------------------
JACK R. HARNES

/S/ DAVID L. HERZOG                                          Director                         April 25, 2008
---------------------------------------------
DAVID L. HERZOG

/S/ JOHN I. HOWELL                                           Director                         April 25, 2008
---------------------------------------------
JOHN I. HOWELL

/S/ CHRISTINE A. NIXON                                       Director                         April 25, 2008
---------------------------------------------
CHRISTINE A. NIXON

/S/ CHRISTOPHER J. SWIFT                                     Director                         April 25, 2008
---------------------------------------------
CHRISTOPHER J. SWIFT

/S/ STEWART R. POLAKOV                               Senior Vice President &                  April 25, 2008
---------------------------------------------               Controller
STEWART R. POLAKOV                                (Principal Accounting Officer)
